UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 15, 2007

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729

             NEW JERSEY                                      22-1737915
             ----------                                      ----------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                       Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
              (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into Material Definitive Agreement

           On June 15, 2007, First Montauk Financial Corp. (the "Registrant"), Victor Kurylak ("Kurylak"), Ward R. Jones, Jr., Barry Shapiro, David
           I. Portman and Mindy Horowitz ("collectively, the "Registrant Parties") and Edward H. Okun ("Okun"), Investment Properties of America, LLC ("IPofA"), IPofA Water View, LLC ("Water View"), FMFG AcquisitionCo, Inc. ("AcquisitionCo"), FMFG Ownership, Inc. ("Ownership I"), and FMFG Ownership II, Inc. ("Ownership II" and collectively with Okun, IPofA, Water View, AcquisitionCo, Ownership I, the "Okun Parties") executed a settlement agreement ("Settlement Agreement") pursuant to which all parties agreed to settle all disputes among the parties. The Settlement Agreement constitutes a final and binding obligation on the part of all parties. The Settlement Agreement is effective as of June 15, 2007 ("Closing Date").

           Mr. Kurylak is the President, Chief Executive Officer and director of the Registrant. Messrs. Jones, Shapiro and Portman are independent directors of the Registrant and Ms. Horowitz is the Acting Chief Financial Officer of the Registrant.

           Mr. Okun is a private investor and the beneficial owner of 11,117,027 shares of Common Stock of the Registrant representing 52.8% of the outstanding voting power of the Registrant through two affiliated companies, Ownership I and Ownership II, according to Amendment No. 4 to Schedule 13D, dated February 23, 2007, filed with the Securities and Exchange Commission jointly by Mr. Okun, Ownership I and Ownership II, Inc.

           The Settlement Agreement provides as follows:

           1. On the Closing Date, the parties shall direct the escrow agent, Signature Bank New York, to pay to Ownership I all of the funds on deposit by the Okun Parties under the Escrow Agreement executed and delivered pursuant to the May 5, 2006 Merger Agreement by and among Montauk, Ownership I and AcquisitionCo. The parties shall execute and deliver the instructions to the Escrow Agent on the Closing Date.

           2. Upon the Closing Date, the Okun Parties shall surrender for cancellation all of the shares held by Ownership II and Series A Preferred Stock held by Ownership I on the date hereof, and such additional shares, if any, as may be necessary to cause Okun's aggregate beneficial ownership of Common Stock of the Registrant to equal 24.9% (3,300,308) of the total outstanding shares of Common Stock of the Registrant as determined in accordance with Section 13D of Securities and Exchange Act of 1934, as amended (the "Closing Securities").


           3. Upon the Closing Date, and for 60 days thereafter (the "Option Period"), Registrant shall have the exclusive right to purchase the balance of the shares held by Ownership I (the "Option Securities") for the aggregate purchase price of $2,500,000 (the "Option"). During the Option Period, Registrant shall be entitled to vote the Option Securities on any matter before the Company's shareholders. The Option may be exercised by Registrant pro rata from time to time during the Option Period.

           4. Upon the Closing Date, the lease between Water View and Registrant shall be deemed void ab initio.

           5. The parties agreed that no party shall make any negative or derogatory statements in verbal, written, electronic or any other form about each other, or the officers, employees and directors of the parties including, but not limited to, a negative or derogatory statement made in, or in connection with, any article or book, on a website, in a chat room or via the internet.



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


           6.   Upon the Closing Date, the actions (the "Actions") pending in
           (i) the Superior Court of the State of New Jersey, Chancery Division, Monmouth County Docket No. C-07-07 entitled First Montauk Financial Corp., against Edward H. Okun, et al.; (ii) the United States District Court, District of New Jersey, Civil Action No. 07cv00725, entitled FMFG Ownership, Inc. against Victor Kurylak, et al. (the "Derivative Action"); (iii) the United States District Court, Southern District of Florida, Case No. 07-20482-Civ, entitled FMFG Ownership, Inc. against Victor Kurylak; and (iv) the United States District Court, District of New Jersey, Civil Action No. 3:07-cv-02578 (MLC) (JJH), entitled First Montauk Financial Corp. v. Edward H. Okun, et al., (collectively the "Actions") shall be dismissed with prejudice against all parties and without costs; provided, however, if required, the dismissal of the Derivative Action shall be subject to the approval of the court. The parties agree to proceed in good faith and use best efforts to take all such actions as are required to receive necessary court, regulatory and self-regulatory approvals and negotiate, execute and deliver the required documentation.


           7. Until five (5) years from the Closing Date, the Okun Parties shall not, purchase, or enter into any agreement directly or indirectly to purchase, any securities of the Registrant, directly or indirectly, individually, or as part of a group.

           8. The Okun Parties and the Registrant shall bear their own costs and expenses (including expenses of representatives) incurred in connection with this transaction. Registrant's expenses shall include the costs of indemnification of officers and directors. The parties shall not request legal fees or reimbursement of costs or expenses in the derivative action pending in the United States District Court, District of New Jersey, Civil Action No. 07cv00725 or any other Action.


           This foregoing summary of the Settlement Agreement is qualified in its entirety by reference to full text of the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.



Item 8.01  Other Events

             On June 15, 2007, the Registrant issued a press release announcing that the Registrant and certain directors and officers of the Registrant had executed a final and binding settlement agreement with Edward H. Okun and certain of his affiliated companies settling all disputes among them. A copy of this press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.1 is being "furnished" and shall not be deemed "filed" for purposes of
             Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.



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Item 9.01    Financial Statements and Exhibits

 (c)         Exhibits

             The following exhibits are filed or furnished herewith:

              10.1 Settlement Agreement, dated as of June 15, 2007, among the Registrant, Edward H. Okun, Investment Properties of America, LLC, IPofA Water View, LLC, FMFG Acquisition Co., FMFG Ownership I, FMFG Ownership II, Victor Kurylak, Ward R. Jones, Jr., Barry Shapiro, David Portman and
                     Mindy Horowitz

              99.1   Press Release dated June 15, 2007



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST MONTAUK FINANCIAL CORP.

                                         By:   /s/ Victor K. Kurylak
                                            ------------------------------------
                                         Name:   Victor K. Kurylak
                                         Title:  President and Chief Executive
                                                 Officer
                                         Date:   June 15, 2007


                                  EXHIBIT INDEX

    Exhibit     Description
     Number
      10.1      Settlement Agreement, dated as of June 15, 2007, among the
                Registrant,  Edward H. Okun,  Investment Properties of
                America,  LLC, IPofA Water View,  LLC, FMFG  Acquisition
                Co., FMFG  Ownership I, FMFG Ownership II, Victor Kurylak,
                Ward R. Jones, Jr., Barry Shapiro, David Portman and
                Mindy Horowitz

      99.1      Press Release dated June 15, 2007






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